                                                                    Exhibit 23.1


            Consent of Independent Registered Public Accounting Firm

We consent to the use in the Registration Statement of Hurray! Holding Co., Ltd. on Form F-1 of our audit report dated January 25, 2005, appearing on page F-2 of this Registration Statement.

We also consent to the reference made to us under the headings "Selected Financial Data" and "Experts" in such prospectus.



/s/ Deloitte Touche Tohmatsu CPA Ltd.
Beijing, China
January 28, 2005

            Consent of Independent Registered Public Accounting Firm

We consent to the use in the Registration Statement of Hurray! Holding Co., Ltd. on Form F-1 of our audit report dated April 15, 2004, appearing on page F-3 of this Registration Statement.

We also consent to the reference made to us under the headings "Selected Financial Data" and "Experts" in such prospectus.



/s/ Deloitte Touche Tohmatsu CPA Ltd.
Beijing, China
January 28, 2005

            Consent of Independent Registered Public Accounting Firm

We consent to the use in the Registration Statement of Hurray! Holding Co., Ltd. on Form F-1 of our audit report dated April 15, 2004 (July 9, 2004 as to Note
8), appearing on page F-38 of this Registration Statement.

We also consent to the reference made to us under the headings "Selected Financial Data" and "Experts" in such prospectus.



/s/ Deloitte Touche Tohmatsu CPA Ltd.
Beijing, China
January 28, 2005

            Consent of Independent Registered Public Accounting Firm

We consent to the use in the Registration Statement of Hurray! Holding Co., Ltd. on Form F-1 of our audit report dated April 15, 2004, appearing on page F-49 of this Registration Statement.

We also consent to the reference made to us under the headings "Selected Financial Data" and "Experts" in such prospectus.



/s/ Deloitte Touche Tohmatsu CPA Ltd.
Beijing, China
January 28, 2005

            Consent of Independent Registered Public Accounting Firm

We consent to the use in the Registration Statement of Hurray! Holding Co., Ltd. on Form FE-1 of our review report dated January 25, 2005, appearing on page PA-2 of this Registration Statement.

We also consent to the reference made to us under the headings "Selected Financial Data" and "Experts" in such prospectus.



/s/ Deloitte Touche Tohmatsu CPA Ltd.
Beijing, China
January 28, 2005